__________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 12, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)




         Delaware                1-9085                           13-2838811

   (State or other jurisdiction  (Commission                    (IRS Employer
   of incorporation)             File Number)                   Identification
                                                                     No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

    ______________________________________________________________________




Item 7(c).  Exhibits

8.20 Tax Opinion of Davis Polk & Wardwell, dated August 12, 1996, relating to the registrant's Equity Linked Notes due December 31, 1999, as described in Pricing Supplement No. 23 dated August 5, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.21 Tax Opinion of Davis Polk & Wardwell, dated August 12, 1996, relating to the registrant's Equity Linked Notes due August 12, 1997, as described in Amendment No. 1 to Pricing Supplement No. 27 dated July 19, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant



                                             -----------------------------
                                             Name:  Patricia A. Kurtz
                                             Title: Assistant Secretary


Date:    August 16, 1996



                               Index to Exhibits
                               -----------------


Exhibit No.                      Description
- -----------                      -----------

8.20 Tax Opinion of Davis Polk & Wardwell, dated August 12, 1996, relating to the registrant's Equity Linked Notes due December 31, 1999, as described in Pricing Supplement No. 23 dated August 5, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.21 Tax Opinion of Davis Polk & Wardwell, dated August 12, 1996, relating to the registrant's Equity Linked Notes due August 12, 1997, as described in Amendment No. 1 to Pricing Supplement No. 27 dated July 19, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.